Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 12 – Income Taxes

The following is a summary of income before taxes and noncontrolling interest for domestic and foreign operations (thousands of dollars):

Year ended December 31,	2016	2015	2014
U.S.	$218,810	$221,660	$221,471
Foreign	12,713	(2,328)	(1,950)

Total income before income taxes	$231,523	$219,332	$219,521

Income tax expense (benefit) consists of the following (thousands of dollars):

Year Ended December 31,	2016	2015	2014
Current:
Federal	$541	$21,321	$1,739
State	5,748	9,899	5,073
Foreign	4,298	650	2,193

	10,587	31,870	9,005

Deferred:
Federal	68,270	51,132	71,439
State	140	(2,574)	614
Foreign	(529)	(526)	(2,685)

	67,881	48,032	69,368

Total income tax expense	$78,468	$79,902	$78,373

Deferred income tax expense (benefit) consists of the following significant components (thousands of dollars):

Year Ended December 31,	2016	2015	2014
Deferred federal and state:
Property-related items	$76,217	$65,931	$52,814
Purchased gas cost adjustments	361	(32,993)	15,049
Employee benefits	(1,327)	623	109
All other deferred	(6,532)	15,332	2,257

Total deferred federal and state	68,719	48,893	70,229
Deferred ITC, net	(838)	(861)	(861)

Total deferred income tax expense	$67,881	$48,032	$69,368

A reconciliation of the U.S. federal statutory rate to the consolidated effective tax rate for 2014, 2015, and 2016 (and the sources of these differences and the effect of each) are summarized as follows:

Year Ended December 31,	2016	2015	2014
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Net state taxes	1.4	1.8	1.9
Property-related items	—	0.1	0.1
Tax credits	(0.4)	(0.4)	(0.5)
Company owned life insurance	(1.2)	0.1	(1.0)
All other differences	(0.9)	(0.2)	0.2

Consolidated effective income tax rate	33.9%	36.4%	35.7%

Deferred tax assets and liabilities consist of the following (thousands of dollars):

December 31,	2016	2015
Deferred tax assets:
Deferred income taxes for future amortization of ITC	$1,094	$1,614
Employee benefits	38,231	36,923
Alternative minimum tax credit	4,827	4,809
Net operating losses and credits	1,204	868
Interest rate swap	6,080	7,351
Other	18,415	24,636
Valuation allowance	(495)	(499)

	69,356	75,702

Deferred tax liabilities:
Property-related items, including accelerated depreciation	872,136	794,850
Regulatory balancing accounts	1,104	743
Unamortized ITC	1,710	2,549
Debt-related costs	5,712	5,497
Intangibles	8,803	9,547
Other	19,256	31,533

	908,721	844,719

Net noncurrent deferred tax liabilities	$839,365	$769,017

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, various states, and in Canada. With few exceptions, the Company is no longer subject to United States federal, state and local, or Canadian income tax examinations for years before 2012.

At December 31, 2016, the Company has U.S. federal net capital loss carryforwards of $278,000, which begin to expire in 2017. At December 31, 2016, the Company has an income tax net operating loss carryforward related to Canadian operations of $4.5 million which begins to expire in 2032.

As of December 31, 2016, the Company has approximately $5 million of undistributed foreign earnings. However, management intends to permanently reinvest any future foreign earnings in Canada.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (thousands of dollars):

	2016	2015
Unrecognized tax benefits at beginning of year	$296	$305
Gross increases – tax positions in prior period	897	—
Gross decreases – tax positions in prior period	—	(9)
Gross increases – current period tax positions	38	—
Gross decreases – current period tax positions	—	—
Settlements	—	—
Lapse in statute of limitations	—	—

Unrecognized tax benefits at end of year	$1,231	$296

In assessing whether uncertain tax positions should be recognized in its financial statements, management first determines whether it is more-likely-than-not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management presumes that the position will be examined by the appropriate taxing authority that would have full knowledge of all relevant information. For tax positions that meet the more-likely-than-not recognition threshold, management measures the amount of benefit recognized in the financial statements at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Unrecognized tax benefits are recognized in the first financial reporting period in which information becomes available indicating that such benefits will more-likely-than-not be realized. For each reporting period, management applies a consistent methodology to measure unrecognized tax benefits, and all unrecognized tax benefits are reviewed periodically and adjusted as circumstances warrant. Measurement of unrecognized tax benefits is based on management’s assessment of all relevant information, including prior audit experience, the status of audits, conclusions of tax audits, lapsing of applicable statutes of limitation, identification of new issues, and any administrative guidance or developments.

The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was $935,000 at December 31, 2016. No significant increases or decreases in unrecognized tax benefit are expected within the next 12 months.

The Company recognizes interest expense and income and penalties related to income tax matters in income tax expense. There was no tax-related interest income for 2016, 2015, and 2014.

Income Tax Regulations.    In September 2013, the United States Department of the Treasury and the Internal Revenue Service (“IRS”) issued regulations for the tax treatment of tangible property. The regulations include standards for determining whether and when a taxpayer must capitalize costs incurred in acquiring, maintaining, or improving tangible property. The regulations are generally effective for tax years beginning on or after January 1, 2014, and were eligible for adoption in earlier years under certain circumstances. Regulations were also released that revise the rules for dispositions of tangible property and general asset accounts. Management expects the IRS to issue natural gas industry guidance that will facilitate its analysis regarding the regulations’ impact on natural gas distribution networks. Based upon preliminary analysis of the regulations, and in anticipation of specific guidance for the natural gas industry, management expects the regulations could result in a modest acceleration of tax deductibility and the deferral of tax payments.